UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 03, 2004

                                WINDSORTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                   000-07539                  13-2599131

    (State or Other         (Commission File Number)         (IRS Employer
    Jurisdiction of                                       Identification Number)
     Incorporation)

                       70 Lake Drive, Hightstown, NJ 08520
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (609) 426-4666

         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   Results of Operations and Financial Condition

(a) On November 3, 2004, Windsortech, Inc. issued a press release disclosing its financial results for the three and nine-months ended September 30, 2004. Text of the press release dated November 3, 2004, titled "WindsorTech Reports 448% Increase in Revenue for the Third Quarter" is furnished as Exhibit 99.1 to this current report.
(b) The following exhibits are being filed or furnished with this report:

Exhibit 99.1    a.   Text of press release issued by  WindsorTech,  Inc. dated
                     November 3, 2004,  titled  "WindsorTech Reports 448%
                     Increase in Revenue for the Third Quarter"

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                                Windsortech, Inc.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 WINDSORTECH, INC.


Date: November 5, 2004                           By: /s/ Edward L. Cummings
                                                 -----------------------------
                                                 Edward L. Cummings
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer



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